TOUCHSTONE HIGH YIELD FUND                                   SUMMARY PROSPECTUS
CLASS A TICKER: THYAX    CLASS C TICKER: THYCX               JANUARY 28, 2011
CLASS Y TICKER: THYYX

Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus and Statement of Additional Information, both dated January 28, 2011 as amended from time to time, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S INVESTMENT GOAL

The Touchstone High Yield Fund seeks to achieve a high level of income as its main goal. Capital appreciation is a secondary consideration.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the sections entitled "Choosing a Share Class" and "Other Purchase and Redemption Information" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   Class A    Class C   Class Y
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Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)  4.75%      None       None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)     None       1.00%      None
Wire Redemption Fee                                Up to $15  Up to $15  None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
--------------------------------------------------------------------------------
Management Fees                                    0.55%      0.55%      0.55%
Distribution and/or Shareholder Services Fees      0.25%      1.00%      None
Other Expenses                                     0.40%      0.42%      0.41%
Total Annual Fund Operating Expenses               1.20%      1.97%      0.96%
Fee Waiver and/or Expense Reimbursement(1)         0.15%      0.17%      0.16%
Total Annual Fund Operating Expenses After Fee
    Waiver and/or Expense Reimbursement            1.05%      1.80%      0.80%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.05%, 1.80% and 0.80% for Class A shares, Class C shares and Class Y shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                   Assuming No
                          Assuming Redemption at End of Period     Redemption
                           Class A        Class C      Class Y      Class C
1 Year                      $577           $286         $82          $183
3 Years                     $824           $602         $290         $602
5 Years                     $1,090         $1,047       $515         $1,047
10 Years                    $1,848         $2,282       $1,163       $2,282
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in non-investment grade debt securities. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Fund generally invests in non-investment grade debt securities of domestic corporations. Non-investment grade debt securities are often referred to as "junk bonds" and are considered speculative. The Fund expects to have an average maturity of between 6 and 10 years, but it may vary to between 4 and 12 years.

In selecting securities for the Fund, the sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington") analyzes the overall investment opportunities and risks in different industry sectors focusing on those industries that exhibit stability and predictability. Having developed certain industry biases resulting from the current macroeconomic environment, Fort Washington implements a process of elimination through which certain types of securities are removed from the list of initially selected securities due to their structure. The next step is to apply a rigorous credit selection process in order to identify securities that offer attractive investment opportunities. Once a security has been purchased, the credit analysis process is re-applied to each individual security in the Fund's portfolio on a periodic basis or as new information becomes available to determine whether or not to keep a security in the Fund's portfolio.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o Because issuers of non-investment grade debt securities are more likely than issuers of investment grade securities to be unable to make timely payments of interest or principal, particularly during an economic downturn or recession

      o If interest rates go up, causing the value of any debt securities held by the Fund to decline

      o If Fort Washington's security selection process does not identify attractive investments

      o Because securities with longer maturities may lose more value due to increases in interest rates than securities with shorter maturities

Non-investment grade debt securities are generally considered more risky than investment grade debt securities. The total return and yield of non-investment grade debt securities can be expected to fluctuate more than the total return and yield of higher quality bonds. Successful investment in non-investment grade debt securities involves greater investment risk and is highly dependent on the sub-advisor's credit analysis and market analysis.

Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization ("NRSRO") to below investment grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the NRSRO's opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. The bar chart shows changes in performance (before taxes) of the Fund's Class A shares for each of the last 10 calendar years. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

HIGH YIELD FUND - CLASS A TOTAL RETURNS AS OF DECEMBER 31

[BAR CHART]

2001   2002   2003    2004   2005   2006   2007   2008     2009    2010
5.19%  3.89%  19.54%  9.41%  3.25%  7.38%  2.30%  -25.12%  52.50%  13.34%

Best Quarter: 2nd Quarter 2009 +22.23%   Worst Quarter: 4th Quarter 2008 -20.40%

The performance table shows how the Fund's average annual total returns (before and after taxes) for 1, 5 and 10 years compare with those of the Merrill Lynch U.S. High Yield Cash Pay Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Class A shares began operations on May 1, 2000, Class C shares began operations on May 23, 2000 and Class Y shares began operations on February 1, 2007. The Class Y shares performance was calculated using the historical performance of the Class A shares for the period from May 1, 2000 through February 1, 2007.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                                      1 Year   5 Years  10 Years
HIGH YIELD FUND - CLASS A
--------------------------------------------------------------------------------
Return Before Taxes                                    7.93%    6.26%    7.17%
Return After Taxes on Distributions                    4.67%    3.11%    4.03%
Return After Taxes on Distributions and
    Sale of Fund Shares                                5.02%    3.41%    4.19%
Merrill Lynch U.S. High Yield Cash Pay Index          15.24%    8.68%    8.72%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------
HIGH YIELD FUND - CLASS C
--------------------------------------------------------------------------------
Return Before Taxes                                   12.46%    6.50%    6.90%
Merrill Lynch U.S. High Yield Cash Pay Index          15.24%    8.68%    8.72%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------
HIGH YIELD FUND - CLASS Y
--------------------------------------------------------------------------------
Return Before Taxes                                   13.51%    7.57%    7.83%
Merrill Lynch U.S. High Yield Cash Pay Index          15.24%    8.68%    8.72%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------

INVESTMENT ADVISOR                    INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.             Fort Washington Investment Advisors, Inc.

PORTFOLIO MANAGER(S)

Brendan M. White, CFA
Managing Director and Senior Portfolio Manager
Managing Fund since 2000

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                                 CLASS A AND CLASS C                     CLASS Y
                                                            Initial           Additional          Initial       Additional
                                                           Investment         Investment         Investment     Investment
---------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $     2,500       $         50         $    2,500        None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act           $     1,000       $         50         None              None
Investments through the Automatic Investment Plan         $       100       $         50         None              None
---------------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase and sell Class A and Class C shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                                          TSF-55-TINT-THYAX-1101